                                                       Exhibit 99.1
         -----------------------------------------------------------------------
                                                       Monthly Operating Report
            -----------------------------
            CASE NAME: Kitty Hawk, Inc.                ACCRUAL BASIS
            -----------------------------

            -----------------------------
            CASE NUMBER: 400-42141-BJH                 02/13/95, RWD, 2/96
            -----------------------------

            -----------------------------
            JUDGE: Barbara J. Houser
            -----------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: JANUARY 31, 2002

            IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

            RESPONSIBLE PARTY:

            /s/ Drew Keith                              Chief Financial Officer
            ---------------------------------------  ---------------------------
            ORIGINAL SIGNATURE OF RESPONSIBLE PARTY           TITLE

            Drew Keith                                     2/20/2002
            ---------------------------------------  ---------------------------
            PRINTED NAME OF RESPONSIBLE PARTY                 DATE

            PREPARER:

            /s/ Jessica L. Wilson                       Chief Accounting Officer
            ---------------------------------------  ---------------------------
            ORIGINAL SIGNATURE OF PREPARER                    TITLE

            Jessica L. Wilson                              2/20/2002
            ---------------------------------------  ---------------------------
            PRINTED NAME OF PREPARER                          DATE

         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

        ----------------------------
        CASE NAME: Kitty Hawk, Inc.                             ACCRUAL BASIS-1
        ----------------------------

        ----------------------------
        CASE NUMBER: 400-42141-BJH                  02/13/95, RWD, 2/96
        ----------------------------

        ----------------------------
        COMPARATIVE BALANCE SHEET
        ---------------------------------------------------------------------------------------
                                                    SCHEDULE        MONTH       MONTH   MONTH
                                                                -------------------------------
        ASSETS                                       AMOUNT       January 2002
        ---------------------------------------------------------------------------------------
        1.      UNRESTRICTED CASH                   $ 13,401,586  $  20,180,937     $0     $0
        ---------------------------------------------------------------------------------------
        2.      RESTRICTED CASH                                   $           0     $0     $0
        ---------------------------------------------------------------------------------------
        3.      TOTAL CASH                          $ 13,401,586  $  20,180,937     $0     $0
        ---------------------------------------------------------------------------------------
        4.      ACCOUNTS RECEIVABLE (NET)                          ($14,520,034)    $0     $0
        ----------------------------------------------------------------------------------------
        5.      INVENTORY                                         $           0     $0     $0
        ---------------------------------------------------------------------------------------
        6.      NOTES RECEIVABLE                    $     15,000  $      15,000     $0     $0
        ---------------------------------------------------------------------------------------
        7.      PREPAID EXPENSES                                  $     271,167     $0     $0
        ---------------------------------------------------------------------------------------
        8.      OTHER (ATTACH LIST)                 $422,186,692  $ 322,944,667     $0     $0
        ---------------------------------------------------------------------------------------
        9.      TOTAL CURRENT ASSETS                $435,603,278  $ 328,891,737     $0     $0
        ---------------------------------------------------------------------------------------
        10.     PROPERTY, PLANT & EQUIPMENT         $  2,425,652  $   7,539,078     $0     $0
        ---------------------------------------------------------------------------------------
        11.     LESS: ACCUMULATED
                DEPRECIATION / DEPLETION                          $   4,186,330     $0     $0
        ---------------------------------------------------------------------------------------
        12.     NET PROPERTY, PLANT &
                EQUIPMENT                           $  2,425,652  $   3,352,748     $0     $0
        ---------------------------------------------------------------------------------------
        13.     DUE FROM INSIDERS                   $     62,465  $     196,763     $0     $0
        ---------------------------------------------------------------------------------------
        14.     OTHER ASSETS - NET OF
                AMORTIZATION (ATTACH LIST)          $ 10,967,208  $   8,943,809     $0     $0
        ---------------------------------------------------------------------------------------
        15.     OTHER (ATTACH LIST)                 $138,370,015  $ 138,370,015     $0     $0
        ---------------------------------------------------------------------------------------
        16.     TOTAL ASSETS                        $587,428,618  $ 479,755,072     $0     $0
        ---------------------------------------------------------------------------------------
        POSTPETITION LIABILITIES
        ---------------------------------------------------------------------------------------
        17.     ACCOUNTS PAYABLE                                  $     783,241     $0     $0
        ---------------------------------------------------------------------------------------
        18.     TAXES PAYABLE                                          ($79,626)    $0     $0
        ---------------------------------------------------------------------------------------
        19.     NOTES PAYABLE                                     $           0     $0     $0
        ---------------------------------------------------------------------------------------
        20.     PROFESSIONAL FEES                                 $   1,325,700     $0     $0
        ---------------------------------------------------------------------------------------
        21.     SECURED DEBT                                      $           0     $0     $0
        ---------------------------------------------------------------------------------------
        22.     OTHER (ATTACH LIST)                               $     579,453     $0     $0
        ---------------------------------------------------------------------------------------
        23.     TOTAL POSTPETITION
                LIABILITIES                                       $   2,608,768     $0     $0
        ---------------------------------------------------------------------------------------
        PREPETITION LIABILITIES
        ---------------------------------------------------------------------------------------
        24.     SECURED DEBT                        $466,119,468  $ 347,726,052     $0     $0
        ---------------------------------------------------------------------------------------
        25.     PRIORITY DEBT                       $     29,661  $           0     $0     $0
        ---------------------------------------------------------------------------------------
        26.     UNSECURED DEBT                      $ 22,580,547  $   2,232,210     $0     $0
        ---------------------------------------------------------------------------------------
        27.     OTHER (ATTACH LIST)                 $          0  $  28,849,513     $0     $0
        ---------------------------------------------------------------------------------------
        28.     TOTAL PREPETITION LIABILITIES       $488,729,676  $ 378,807,775     $0     $0
        ---------------------------------------------------------------------------------------
        29.     TOTAL LIABILITIES                   $488,729,676  $ 381,416,543     $0     $0
        ---------------------------------------------------------------------------------------
        EQUITY
        ---------------------------------------------------------------------------------------
        30.     PREPETITION OWNERS' EQUITY                        $  98,457,967     $0     $0
        ---------------------------------------------------------------------------------------
        31.     POSTPETITION CUMULATIVE
                PROFIT OR (LOSS)                                      ($119,438)    $0     $0
        ---------------------------------------------------------------------------------------
        32.     DIRECT CHARGES TO EQUITY
                (ATTACH EXPLANATION)
        ---------------------------------------------------------------------------------------
        33.     TOTAL EQUITY                        $          0 $   98,338,529     $0     $0
        ---------------------------------------------------------------------------------------
        34.     TOTAL LIABILITIES &
                OWNERS' EQUITY                      $488,729,676 $  479,755,072     $0     $0
       ----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report
        ----------------------------------
        CASE NAME: Kitty Hawk, Inc.                ACCRUAL BASIS-2
        ----------------------------------

        ----------------------------------
        CASE NUMBER: 400-42141-BJH                    02/13/95, RWD, 2/96
        ----------------------------------

        ----------------------------------
        INCOME STATEMENT
        ---------------------------------------------------------------------------------
                                                          MONTH    MONTH  MONTH  QUARTER
                                                      -------------------------
        REVENUES                                      January 2002                TOTAL
        ---------------------------------------------------------------------------------
        1.     GROSS REVENUES                          $        0     $0   $0  $        0
        ---------------------------------------------------------------------------------
        2.     LESS: RETURNS & DISCOUNTS               $        0     $0   $0  $        0
        ---------------------------------------------------------------------------------
        3.     NET REVENUE                             $        0     $0   $0  $        0
        ---------------------------------------------------------------------------------
        COST OF GOODS SOLD
        ---------------------------------------------------------------------------------
        4.     MATERIAL                                $        0     $0   $0  $        0
        ---------------------------------------------------------------------------------
        5.     DIRECT LABOR                            $        0     $0   $0  $        0
        ---------------------------------------------------------------------------------
        6.     DIRECT OVERHEAD                         $        0     $0   $0  $        0
        ---------------------------------------------------------------------------------
        7.     TOTAL COST OF GOODS SOLD                $        0     $0   $0  $        0
        ---------------------------------------------------------------------------------
        8.     GROSS PROFIT                            $        0     $0   $0  $        0
        ---------------------------------------------------------------------------------
        OPERATING EXPENSES
        ---------------------------------------------------------------------------------
        9.     OFFICER / INSIDER COMPENSATION          $   49,272     $0   $0  $   49,272
        ---------------------------------------------------------------------------------
        10.    SELLING & MARKETING                     $        0     $0   $0  $        0
        ---------------------------------------------------------------------------------
        11.    GENERAL & ADMINISTRATIVE                 ($699,032)    $0   $0   ($699,032)
        ---------------------------------------------------------------------------------
        12.    RENT & LEASE                            $   21,258     $0   $0  $   21,258
        ---------------------------------------------------------------------------------
        13.    OTHER (ATTACH LIST)                     $        0     $0   $0  $        0
        ---------------------------------------------------------------------------------
        14.    TOTAL OPERATING EXPENSES                 ($628,502)    $0   $0  $  628,502)
        ---------------------------------------------------------------------------------
        15.    INCOME BEFORE NON-OPERATING
               INCOME & EXPENSE                        $  628,502     $0   $0  $  628,502
        ---------------------------------------------------------------------------------
        OTHER INCOME & EXPENSES
        ---------------------------------------------------------------------------------
        16.    NON-OPERATING INCOME (ATT. LIST)          ($17,278)    $0   $0    ($17,278)
        ---------------------------------------------------------------------------------
        17.    NON-OPERATING EXPENSE (ATT. LIST)       $        0     $0   $0  $        0
        ---------------------------------------------------------------------------------
        18.    INTEREST EXPENSE                        $  216,343     $0   $0  $  216,343
        ---------------------------------------------------------------------------------
        19.    DEPRECIATION / DEPLETION                $   82,886     $0   $0  $   82,886
        ---------------------------------------------------------------------------------
        20.    AMORTIZATION                            $   75,399     $0   $0  $   75,399
        ---------------------------------------------------------------------------------
        21.    OTHER (ATTACH LIST)                     $        0     $0   $0  $        0
        ---------------------------------------------------------------------------------
        22.    NET OTHER INCOME & EXPENSES             $  357,350     $0   $0  $  357,350
        ---------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        ---------------------------------------------------------------------------------
        23.    PROFESSIONAL FEES                       $  470,216     $0   $0  $  470,216
        ---------------------------------------------------------------------------------
        24.    U.S. TRUSTEE FEES                       $        0     $0   $0  $        0
        ---------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                     $        0     $0   $0  $        0
        ---------------------------------------------------------------------------------
        26.    TOTAL REORGANIZATION EXPENSES           $  470,216     $0   $0  $  470,216
        ---------------------------------------------------------------------------------
        27.    INCOME TAX                                ($79,626)    $0   $0    ($79,626)
        ---------------------------------------------------------------------------------
        28.    NET PROFIT (LOSS)                        ($119,438)    $0   $0   ($119,438)
        ---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

  -------------------------------------
  CASE NAME: Kitty Hawk, Inc.                 ACCRUAL BASIS-3
  -------------------------------------

  -------------------------------------
  CASE NUMBER: 400-42141-BJH                        02/13/95, RWD, 2/96
  -------------------------------------

  -----------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                                  MONTH         MONTH        MONTH       QUARTER
                                                 ----------------------------------------
  DISBURSEMENTS                                  January 2002                                TOTAL
  -----------------------------------------------------------------------------------------------------
  1.    CASH - BEGINNING OF MONTH                 $14,061,386          $0           $0    $14,061,386
  -----------------------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
  -----------------------------------------------------------------------------------------------------
  2.    CASH SALES                                $         0          $0           $0    $         0
  -----------------------------------------------------------------------------------------------------
  COLLECTION OF ACCOUNTS RECEIVABLE
  -----------------------------------------------------------------------------------------------------
  3.    PREPETITION                               $         0          $0           $0    $         0
  -----------------------------------------------------------------------------------------------------
  4.    POSTPETITION                              $         0          $0           $0    $         0
  -----------------------------------------------------------------------------------------------------
  5.    TOTAL OPERATING RECEIPTS                  $         0          $0           $0    $         0
  -----------------------------------------------------------------------------------------------------
  NON - OPERATING RECEIPTS
  -----------------------------------------------------------------------------------------------------
  6.    LOANS & ADVANCES (ATTACH LIST)            $         0          $0           $0    $         0
  -----------------------------------------------------------------------------------------------------
  7.    SALE OF ASSETS                            $         0          $0           $0    $         0
  -----------------------------------------------------------------------------------------------------
  8.    OTHER (ATTACH LIST)                       $35,343,604          $0           $0    $35,343,604
  -----------------------------------------------------------------------------------------------------
  9.    TOTAL NON-OPERATING RECEIPTS              $35,343,604          $0           $0    $35,343,604
  -----------------------------------------------------------------------------------------------------
  10.   TOTAL RECEIPTS                            $35,343,604          $0           $0    $35,343,604
  -----------------------------------------------------------------------------------------------------
  11.   TOTAL CASH AVAILABLE                      $49,404,990          $0           $0    $49,404,990
  -----------------------------------------------------------------------------------------------------
  OPERATING  DISBURSEMENTS
  -----------------------------------------------------------------------------------------------------
  12.   NET PAYROLL                               $ 1,894,351          $0           $0    $ 1,894,351
  -----------------------------------------------------------------------------------------------------
  13.   PAYROLL TAXES PAID                        $   829,271          $0           $0    $   829,271
  -----------------------------------------------------------------------------------------------------
  14.   SALES, USE & OTHER TAXES PAID             $         0          $0           $0    $         0
  -----------------------------------------------------------------------------------------------------
  15.   SECURED / RENTAL / LEASES                 $18,610,867          $0           $0    $18,610,867
  -----------------------------------------------------------------------------------------------------
  16.   UTILITIES                                 $    89,643          $0           $0    $    89,643
  -----------------------------------------------------------------------------------------------------
  17.   INSURANCE                                 $   609,286          $0           $0    $   609,286
  -----------------------------------------------------------------------------------------------------
  18.   INVENTORY PURCHASES                       $         0          $0           $0    $         0
  -----------------------------------------------------------------------------------------------------
  19.   VEHICLE EXPENSES                          $         0          $0           $0    $         0
  -----------------------------------------------------------------------------------------------------
  20.   TRAVEL                                    $   372,940          $0           $0    $   372,940
  -----------------------------------------------------------------------------------------------------
  21.   ENTERTAINMENT                             $         0          $0           $0    $         0
  -----------------------------------------------------------------------------------------------------
  22.   REPAIRS & MAINTENANCE                     $   792,351          $0           $0    $   792,351
  -----------------------------------------------------------------------------------------------------
  23.   SUPPLIES                                  $         0          $0           $0    $         0
  -----------------------------------------------------------------------------------------------------
  24.   ADVERTISING                               $     3,814          $0           $0    $     3,814
  -----------------------------------------------------------------------------------------------------
  25.   OTHER (ATTACH LIST)                       $ 5,758,680          $0           $0    $ 5,758,680
  -----------------------------------------------------------------------------------------------------
  26.   TOTAL OPERATING DISBURSEMENTS             $28,961,203          $0           $0    $28,961,203
  -----------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  -----------------------------------------------------------------------------------------------------
  27.   PROFESSIONAL FEES                         $   242,600          $0           $0    $   242,600
  -----------------------------------------------------------------------------------------------------
  28.   U.S. TRUSTEE FEES                         $    20,250          $0           $0    $    20,250
  -----------------------------------------------------------------------------------------------------
  29.   OTHER (ATTACH LIST)                       $         0          $0           $0    $         0
  -----------------------------------------------------------------------------------------------------
  30.   TOTAL REORGANIZATION EXPENSES             $   262,850          $0           $0    $   262,850
  -----------------------------------------------------------------------------------------------------
  31.   TOTAL DISBURSEMENTS                       $29,224,053          $0           $0    $29,224,053
  -----------------------------------------------------------------------------------------------------
  32.   NET CASH FLOW                             $ 6,119,551          $0           $0    $ 6,119,551
  -----------------------------------------------------------------------------------------------------
  33.   CASH - END OF MONTH                       $20,180,937          $0           $0    $20,180,937
  -----------------------------------------------------------------------------------------------------

=======================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

  -------------------------------------
  CASE NAME: Kitty Hawk, Inc.                 ACCRUAL BASIS-4
  -------------------------------------

  -------------------------------------
  CASE NUMBER: 400-42141-BJH                        02/13/95, RWD, 2/96
  -------------------------------------

  -----------------------------------------------------------------------------------------------------
                                                   SCHEDULE        MONTH         MONTH        MONTH
                                                               ----------------------------------------
  ACCOUNTS RECEIVABLE AGING                         AMOUNT     January 2002
  -----------------------------------------------------------------------------------------------------
  1.   0-30                                                     $    22,604           $0           $0
  -----------------------------------------------------------------------------------------------------
  2.   31-60                                                    $         0           $0           $0
  -----------------------------------------------------------------------------------------------------
  3.   61-90                                                    $         0           $0           $0
  -----------------------------------------------------------------------------------------------------
  4.   91+                                                      $    63,261           $0           $0
  -----------------------------------------------------------------------------------------------------
  5.   TOTAL ACCOUNTS RECEIVABLE                   $     0      $    85,865           $0           $0
  -----------------------------------------------------------------------------------------------------
  6.   AMOUNT CONSIDERED UNCOLLECTIBLE                          $14,605,899           $0           $0
  -----------------------------------------------------------------------------------------------------
  7.   ACCOUNTS RECEIVABLE (NET)                   $     0     ($14,520,034)          $0           $0
  -----------------------------------------------------------------------------------------------------

  -------------------------------------------------------
  AGING OF POSTPETITION TAXES AND PAYABLES                                   MONTH:  January 2002
                                                                                   --------------------
  -----------------------------------------------------------------------------------------------------
                                      0-30          31-60        61-90             91+
  TAXES PAYABLE                       DAYS           DAYS         DAYS            DAYS        TOTAL
  -----------------------------------------------------------------------------------------------------
  1.   FEDERAL                        ($79,626)    $     0      $     0          $      0     ($79,626)
  -----------------------------------------------------------------------------------------------------
  2.   STATE                           $     0     $     0      $     0          $      0      $     0
  -----------------------------------------------------------------------------------------------------
  3.   LOCAL                           $     0     $     0      $     0          $      0      $     0
  -----------------------------------------------------------------------------------------------------
  4.   OTHER (ATTACH LIST)             $     0     $     0      $     0          $      0      $     0
  -----------------------------------------------------------------------------------------------------
  5.   TOTAL TAXES PAYABLE            ($79,626)    $     0      $     0          $      0     ($79,626)
  -----------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------
  6.   ACCOUNTS PAYABLE                $15,067     $95,172      $34,772          $638,230     $783,241
  -----------------------------------------------------------------------------------------------------

  -------------------------------------------------
  STATUS OF POSTPETITION TAXES                                         MONTH:  January 2002
                                                                             --------------------
  -----------------------------------------------------------------------------------------------------
                                                    BEGINNING      AMOUNT                      ENDING
                                                       TAX      WITHHELD AND/     AMOUNT         TAX
  FEDERAL                                          LIABILITY*    OR ACCRUED        PAID       LIABILITY
  -----------------------------------------------------------------------------------------------------
  1.   WITHHOLDING**                                    $0       $133,496        $133,496      $     0
  -----------------------------------------------------------------------------------------------------
  2.   FICA-EMPLOYEE**                                  $0       $      0        $      0      $     0
  -----------------------------------------------------------------------------------------------------
  3.   FICA-EMPLOYER**                                  $0       $      0        $      0      $     0
  -----------------------------------------------------------------------------------------------------
  4.   UNEMPLOYMENT                                     $0       $      0        $      0      $     0
  -----------------------------------------------------------------------------------------------------
  5.   INCOME                                           $0       ($79,626)       $      0     ($79,626)
  -----------------------------------------------------------------------------------------------------
  6.   OTHER (ATTACH LIST)                              $0       $      0        $      0      $     0
  -----------------------------------------------------------------------------------------------------
  7.   TOTAL FEDERAL TAXES                              $0       $ 53,870        $133,496     ($79,626)
  -----------------------------------------------------------------------------------------------------
  STATE AND LOCAL
  -----------------------------------------------------------------------------------------------------
  8.   WITHHOLDING                                      $0       $      0        $      0      $     0
  -----------------------------------------------------------------------------------------------------
  9.   SALES                                            $0       $      0        $      0      $     0
  -----------------------------------------------------------------------------------------------------
  10.  EXCISE                                           $0       $      0        $      0      $     0
  -----------------------------------------------------------------------------------------------------
  11.  UNEMPLOYMENT                                     $0       $      0        $      0      $     0
  -----------------------------------------------------------------------------------------------------
  12.  REAL PROPERTY                                    $0       $      0        $      0      $     0
  -----------------------------------------------------------------------------------------------------
  13.  PERSONAL PROPERTY                                $0       $      0        $      0      $     0
  -----------------------------------------------------------------------------------------------------
  14.  OTHER (ATTACH LIST)                              $0       $      0        $      0      $     0
  -----------------------------------------------------------------------------------------------------
  15.  TOTAL STATE & LOCAL                              $0       $      0        $      0      $     0
  -----------------------------------------------------------------------------------------------------
  16.  TOTAL TAXES                                      $0       $ 53,870        $133,496     ($79,626)
  -----------------------------------------------------------------------------------------------------

  * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
  ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

  -------------------------------------
  CASE NAME: Kitty Hawk, Inc.                 ACCRUAL BASIS-5
  -------------------------------------

  -------------------------------------
  CASE NUMBER: 400-42141-BJH                        02/13/95, RWD, 2/96
  -------------------------------------

  The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                              MONTH:  January 2002
                                                                                    ------------------------------------
  ------------------------------------------
  BANK RECONCILIATIONS
                                                         Account #1    Account #2        Account #3
  ----------------------------------------------------------------------------------------------------------------------
  A.    BANK:                                            Bank One      Bank One          Wells Fargo
  -----------------------------------------------------------------------------------------------------
  B.    ACCOUNT NUMBER:                                  100140334     9319959434        4417-881463           TOTAL
  -----------------------------------------------------------------------------------------------------
  C.    PURPOSE (TYPE):                                  Operating     Disbursement      Operating
  ----------------------------------------------------------------------------------------------------------------------
  1.    BALANCE PER BANK STATEMENT                         $312,722       $  300,000           $38,107      $  738,474
  ----------------------------------------------------------------------------------------------------------------------
  2.    ADD: TOTAL DEPOSITS NOT CREDITED                   $      0       $        0           $     0      $        0
  ----------------------------------------------------------------------------------------------------------------------
  3.    SUBTRACT: OUTSTANDING CHECKS                       $      0       $1,745,528           $   152      $1,806,448
  ----------------------------------------------------------------------------------------------------------------------
  4.    OTHER RECONCILING ITEMS                            $      0       $        0           $     0      $  325,382
  ----------------------------------------------------------------------------------------------------------------------
  5.    MONTH END BALANCE PER BOOKS                        $312,722      ($1,445,528)          $37,955     ($1,094,851)
  ----------------------------------------------------------------------------------------------------------------------
  6.    NUMBER OF LAST CHECK WRITTEN                     No checks             42717     No checks
  ----------------------------------------------------------------------------------------------------------------------

  ------------------------------------------
  INVESTMENT ACCOUNTS

  ----------------------------------------------------------------------------------------------------------------------
                                                           DATE OF       TYPE OF         PURCHASE             CURRENT
  BANK, ACCOUNT NAME & NUMBER                             PURCHASE     INSTRUMENT         PRICE                VALUE
  ----------------------------------------------------------------------------------------------------------------------
  7.    Wells Fargo Certificate of Deposit                          CD                   $   600,000        $   605,115
  ----------------------------------------------------------------------------------------------------------------------
  8.    Bank One                                         1/31/2002  Overnight Sweep      $20,315,914        $20,315,914
  ----------------------------------------------------------------------------------------------------------------------
  9.    N/A
  ----------------------------------------------------------------------------------------------------------------------
  10.   N/A
  ----------------------------------------------------------------------------------------------------------------------
  11.   TOTAL INVESTMENTS                                                                $20,915,914        $20,921,029
  ----------------------------------------------------------------------------------------------------------------------

  ------------------------------------------
  CASH

  ----------------------------------------------------------------------------------------------------------------------
  12.   CURRENCY ON HAND                                                                                    $     2,500
  ----------------------------------------------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------------------------------------------
  13.   TOTAL CASH - END OF MONTH                                                                           $20,180,937
  ----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

   -------------------------------------
   CASE NAME: Kitty Hawk, Inc.                  ACCRUAL BASIS-5
   -------------------------------------

   -------------------------------------
   CASE NUMBER: 400-42141-BJH                          02/13/95, RWD, 2/96
   -------------------------------------

   The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                     MONTH:   January 2002
                                           -------------------------------------

   -----------------------------------
   BANK RECONCILIATIONS
                                               Account #4         Account #5            Account #6
   ---------------------------------------------------------------------------------------------------------------
   A.  BANK:                                    Bank One           Bank One              Bank One
   ------------------------------------------------------------------------------------------------------
   B.  ACCOUNT NUMBER:                         1570695922    100129949/9319958451       1586268961        TOTAL
   ------------------------------------------------------------------------------------------------------
   C.  PURPOSE (TYPE):                           Payroll       Health Insurance        Flex Spending
   ---------------------------------------------------------------------------------------------------------------
   1.  BALANCE PER BANK STATEMENT                $ 49,433                $24,266             $13,946      $ 87,645
   ---------------------------------------------------------------------------------------------------------------
   2.  ADD: TOTAL DEPOSITS NOT CREDITED          $      0                $     0             $     0      $      0
   ---------------------------------------------------------------------------------------------------------------
   3.  SUBTRACT: OUTSTANDING CHECKS              $ 36,502                $24,266             $     0      $ 60,768
   ---------------------------------------------------------------------------------------------------------------
   4.  OTHER RECONCILING ITEMS                   $325,382                $     0             $     0      $325,382
   ---------------------------------------------------------------------------------------------------------------
   5.  MONTH END BALANCE PER BOOKS               $338,313                $     0             $13,946      $352,259
   ---------------------------------------------------------------------------------------------------------------
   6.  NUMBER OF LAST CHECK WRITTEN               91183            157934                  11147
   ---------------------------------------------------------------------------------------------------------------

   -----------------------------------
   INVESTMENT ACCOUNTS

   ---------------------------------------------------------------------------------------------------------------
                                                 DATE OF             TYPE OF              PURCHASE         CURRENT

   BANK, ACCOUNT NAME & NUMBER                  PURCHASE           INSTRUMENT              PRICE            VALUE
   ---------------------------------------------------------------------------------------------------------------
   7.
   ---------------------------------------------------------------------------------------------------------------
   8.
   ---------------------------------------------------------------------------------------------------------------
   9.
   ---------------------------------------------------------------------------------------------------------------
   10.
   ---------------------------------------------------------------------------------------------------------------
   11. TOTAL INVESTMENTS                                                                     $     0      $      0
   ---------------------------------------------------------------------------------------------------------------

   -----------------------------------
   CASH
   ---------------------------------------------------------------------------------------------------------------
   12. CURRENCY ON HAND                                                                                   $      0
   ---------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------
   13. TOTAL CASH - END OF MONTH                                                                         $352,259
   ---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Monthly Operating Report

  -------------------------------------
  CASE NAME:  Kitty Hawk, Inc.              ACCRUAL BASIS-5
  -------------------------------------

  -------------------------------------
  CASE NUMBER: 400-42141-BJH                     02/13/95, RWD, 2/96
  -------------------------------------


  The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                              MONTH:         January 2002
                                                    ----------------------------

  -------------------------
  BANK RECONCILIATIONS
                                                    Account #7   Account #8   Account #9
  -----------------------------------------------------------------------------------------------
  A.   BANK:                                         Bank One
  -----------------------------------------------------------------------------------------------
  B.   ACCOUNT NUMBER:                              1586269860                            TOTAL
  -----------------------------------------------------------------------------------------------
  C.   PURPOSE (TYPE):                                  COD
  -----------------------------------------------------------------------------------------------
  1.   BALANCE PER BANK STATEMENT                             $0         $0           $0     $0
  -----------------------------------------------------------------------------------------------
  2.   ADD: TOTAL DEPOSITS NOT CREDITED                       $0         $0           $0     $0
  -----------------------------------------------------------------------------------------------
  3.   SUBTRACT: OUTSTANDING CHECKS                           $0         $0           $0     $0
  -----------------------------------------------------------------------------------------------
  4.   OTHER RECONCILING ITEMS                                $0         $0           $0     $0
  -----------------------------------------------------------------------------------------------
  5.   MONTH END BALANCE PER BOOKS                            $0                             $0
  -----------------------------------------------------------------------------------------------
  6.   NUMBER OF LAST CHECK WRITTEN               Account Closed
  -----------------------------------------------------------------------------------------------

  -------------------------
  INVESTMENT ACCOUNTS
  -----------------------------------------------------------------------------------------------
                                                    DATE OF       TYPE OF      PURCHASE  CURRENT

  BANK, ACCOUNT NAME & NUMBER                       PURCHASE     INSTRUMENT      PRICE    VALUE
  -----------------------------------------------------------------------------------------------
  7.
  -----------------------------------------------------------------------------------------------
  8.
  -----------------------------------------------------------------------------------------------
  9.
  -----------------------------------------------------------------------------------------------
  10.
  -----------------------------------------------------------------------------------------------
  11.  TOTAL INVESTMENTS                                                              $0     $0
  -----------------------------------------------------------------------------------------------

  -------------------------
  CASH
  -----------------------------------------------------------------------------------------------
  12.  CURRENCY ON HAND
  -----------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------
  13.  TOTAL CASH - END OF MONTH                                                             $0
  -----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   --------------------------------------
   CASE NAME: Kitty Hawk, Inc.                    ACCRUAL BASIS-6
   --------------------------------------

   --------------------------------------
   CASE NUMBER: 400-42141-BJH                           02/13/95, RWD, 2/96
   --------------------------------------

                                                        MONTH:   January 2002
                                                        ------------------------

   --------------------------------------
   PAYMENTS TO INSIDERS AND PROFESSIONALS
   --------------------------------------

   OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

   ------------------------------------------------------------------------------------
                                       INSIDERS
   ------------------------------------------------------------------------------------
                                        TYPE OF                   AMOUNT     TOTAL PAID

           NAME                         PAYMENT                    PAID       TO DATE
   ------------------------------------------------------------------------------------
   1.  Mike Clark                   Salary                       $ 7,917    $  161,250
   ------------------------------------------------------------------------------------
   2.  Jim Craig                    Salary                       $12,500    $  445,836
   ------------------------------------------------------------------------------------
   3.  Janie Garrard                Salary                       $     0    $    2,625
   ------------------------------------------------------------------------------------
   4.  Drew Keith                   Salary                       $12,188    $  441,150
   ------------------------------------------------------------------------------------
   5   Lena Baker                   Salary                       $     0    $    7,500
   ------------------------------------------------------------------------------------
   6   Jim Reeves                   Salary                       $16,667    $  649,994
   ------------------------------------------------------------------------------------
   7   John Turnipseed              Salary                       $     0    $   41,668
   ------------------------------------------------------------------------------------
   8   TOTAL PAYMENTS
       TO INSIDERS                                               $49,272    $1,750,023
   ------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------
                                                    PROFESSIONALS
   ------------------------------------------------------------------------------------------------------------------
                                      DATE OF COURT                                                          TOTAL
                                    ORDER AUTHORIZING            AMOUNT       AMOUNT       TOTAL PAID      INCURRED
                   NAME                  PAYMENT                APPROVED       PAID          TO DATE      & UNPAID *
   ------------------------------------------------------------------------------------------------------------------
   1.  Lain Faulkner                                                        $   33,271     $ 1,109,937    $   71,709
   ------------------------------------------------------------------------------------------------------------------
   2.  Haynes and Boone                                                     $        0     $ 4,164,412    $  674,415
   ------------------------------------------------------------------------------------------------------------------
   3.  The Seabury Group                                                    $        0     $ 2,500,000    $   75,000
   ------------------------------------------------------------------------------------------------------------------
   4.  Forshey & Prostock                                                   $        0     $   365,670    $        0
   ------------------------------------------------------------------------------------------------------------------
   5   Price Waterhouse Coopers                                             $        0     $   386,015    $        0
   ------------------------------------------------------------------------------------------------------------------
   6   Jay Alix and Associates                                              $   11,014     $   962,437    $  129,589
   ------------------------------------------------------------------------------------------------------------------
   7   Andrews & Kurth                                                      $        0     $   995,467    $  212,273
   ------------------------------------------------------------------------------------------------------------------
   8   Jenkins & Gilchrist                                                  $        0     $    47,474    $        0
   ------------------------------------------------------------------------------------------------------------------
   9   Ford and Harrison                                                    $    1,015     $   234,474    $    3,336
   ------------------------------------------------------------------------------------------------------------------
   10  Grant Thornton                                                       $    2,772     $   381,100    $   32,648
   ------------------------------------------------------------------------------------------------------------------
   11  Verner Liipfert                                                      $   37,898     $   853,942    $   46,698
   ------------------------------------------------------------------------------------------------------------------
   12  The Ivy Group                                                        $        0     $    81,900    $        0
   ------------------------------------------------------------------------------------------------------------------
   13  Wells Fargo Bank - reimburse prof fees - disputing amount            $        0     $ 3,224,966    $        0
   ------------------------------------------------------------------------------------------------------------------
   14  Diamond McCarthy Taylor                                              $   12,465     $    12,465    $   80,032
   ------------------------------------------------------------------------------------------------------------------
   15  TOTAL PAYMENTS
       TO PROFESSIONALS                                          $     0    $   98,435     $15,320,259    $1,325,700
   ------------------------------------------------------------------------------------------------------------------

   * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

   -----------------------------------------------------------------------------
   POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
   PROTECTION PAYMENTS
   -----------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------
                                                               SCHEDULED      AMOUNTS
                                                                MONTHLY        PAID          TOTAL
                                                               PAYMENTS       DURING         UNPAID
           NAME OF CREDITOR                                       DUE         MONTH       POSTPETITION
   ---------------------------------------------------------------------------------------------------
   1.  N/A
   ---------------------------------------------------------------------------------------------------
   2.  N/A
   ---------------------------------------------------------------------------------------------------
   3.  N/A
   ---------------------------------------------------------------------------------------------------
   4.  N/A
   ---------------------------------------------------------------------------------------------------
   5.  N/A
   ---------------------------------------------------------------------------------------------------
   6.  TOTAL                                                     $     0    $        0     $         0
   ---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Monthly Operating Report

   -----------------------------------
   CASE NAME:  Kitty Hawk, Inc.          ACCRUAL BASIS-7
   -----------------------------------

   -----------------------------------
   CASE NUMBER: 400-42141-BJH                     02/13/95, RWD, 2/96
   -----------------------------------

                                           MONTH: January 2002
                                                 -------------------------------

   ----------------------------
   QUESTIONNAIRE

   -----------------------------------------------------------------------------
                                                                   YES     NO
   -----------------------------------------------------------------------------
   1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
        THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                X
   -----------------------------------------------------------------------------
   2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
        OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                          X
   -----------------------------------------------------------------------------
   3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
        LOANS) DUE FROM RELATED PARTIES?                                    X
   -----------------------------------------------------------------------------
   4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
        THIS REPORTING PERIOD?                                      X
   -----------------------------------------------------------------------------
   5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
        DEBTOR FROM ANY PARTY?                                              X
   -----------------------------------------------------------------------------
   6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                        X
   -----------------------------------------------------------------------------
   7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
        PAST DUE?                                                           X
   -----------------------------------------------------------------------------
   8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                    X
   -----------------------------------------------------------------------------
   9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                          X
   -----------------------------------------------------------------------------
   10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
        DELINQUENT?                                                         X
   -----------------------------------------------------------------------------
   11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
        REPORTING PERIOD?                                                   X
   -----------------------------------------------------------------------------
   12.  ARE ANY WAGE PAYMENTS PAST DUE?                                     X
   -----------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   Item #4 - the Company has paid down approximately $16.2 million on its
   -----------------------------------------------------------------------------
      revolving credit facility in accordance with various court orders. Cash
   -----------------------------------------------------------------------------
      used in the payments were a result of asset sales, internally generated
   -----------------------------------------------------------------------------
      cash and collection of peak season work with USPS. Of the USPS receipts,
   -----------------------------------------------------------------------------
      2/3 of every dollar collected was remitted to the bank.
   -----------------------------------------------------------------------------


   ----------------------------
   INSURANCE
   -----------------------------------------------------------------------------
                                                                   YES     NO
   -----------------------------------------------------------------------------
   1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
       NECESSARY INSURANCE COVERAGES IN EFFECT?                     X
   -----------------------------------------------------------------------------
   2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                       X
   -----------------------------------------------------------------------------
   3.  PLEASE ITEMIZE POLICIES BELOW.
   -----------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------
                                               INSTALLMENT PAYMENTS
   ---------------------------------------------------------------------------------------------------------------
            TYPE  OF                                                                           PAYMENT AMOUNT
             POLICY                             CARRIER               PERIOD COVERED            & FREQUENCY
   ---------------------------------------------------------------------------------------------------------------
       121 Aircraft Insurance     Aviation Agency                6/1/2001 - 5/31/2002         781,160  Quarterly
   ---------------------------------------------------------------------------------------------------------------
       Workers Comp               Aviation Agency                01/01/2002 - 12/31/2002       62,430  Monthly
   ---------------------------------------------------------------------------------------------------------------
       Inland Marine/Property     CGU                            4/1/2001 - 3/31/2002           9,902  Monthly
   ---------------------------------------------------------------------------------------------------------------
       Professional Liab          Aviation Agency                6/1/2001 - 5/31/2002          25,291  Annual
   ---------------------------------------------------------------------------------------------------------------
       135 Aircraft Insurance     Aviation Agency                10/1/2001 - 9/30/2002         59,319  Quarterly
   ---------------------------------------------------------------------------------------------------------------
       Primary Auto               Aviation Agency                4/1/2001 - 3/31/2002          10,827  Monthly
   ---------------------------------------------------------------------------------------------------------------
       Excess Auto                Aviation Agency                4/1/2001 - 3/31/2002          29,870  Annual
   ---------------------------------------------------------------------------------------------------------------
       Aggregate Claims Liab      Reliastar                      5/1/2001 - 4/30/2002          15,000  Annually
   ---------------------------------------------------------------------------------------------------------------
       Claims Admin Runout        CIGNA                          5/1/2001 - 4/30/2002         125,779  One time
   ---------------------------------------------------------------------------------------------------------------
       Pilot Long Term Disabl     UNUM                           5/1/2001 - 4/30/2002           7,975  Monthly
   ---------------------------------------------------------------------------------------------------------------
       Stop Loss                  Reliastar                      5/1/2001 - 4/30/2002          31,635  Monthly
   ---------------------------------------------------------------------------------------------------------------
       Case Management            Reliastar                      5/1/2001 - 4/30/2002           1,329  Monthly
   ---------------------------------------------------------------------------------------------------------------
       Claims Administration      Allied Benefit System          5/1/2001 - 4/30/2002          25,052  Monthly
   ---------------------------------------------------------------------------------------------------------------
       Life/AD&D                  CIGNA                          5/1/2001 - 4/30/2002          11,732  Monthly
   ---------------------------------------------------------------------------------------------------------------
       EAP                        Behavioral Health Partners     5/1/2001 - 4/30/2002           2,941  Monthly
   ---------------------------------------------------------------------------------------------------------------
       Section 125 Admin          Taxsaver                       5/1/2001 - 4/30/2002           1,179  Monthly
   ---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   -------------------------------------------
   CASE NAME:  Kitty Hawk, Inc.                    FOOTNOTES SUPPLEMENT
   -------------------------------------------

   -------------------------------------------
   CASE NUMBER: 400-42141-BJH                      ACCRUAL BASIS
   -------------------------------------------

                                        MONTH:           January 2002
                                              ----------------------------------

   ------------------------------------------------------------------------------------------------------------
    ACCRUAL BASIS       LINE
     FORM NUMBER       NUMBER                       FOOTNOTE / EXPLANATION
   ------------------------------------------------------------------------------------------------------------
   ------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------

          3               8        All cash received into the each subsidiary cash account is swept
   ------------------------------------------------------------------------------------------------------------
                                      each night to Kitty Hawk, Inc. Master Account
   ------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------
          3              31        All disbursements (either by wire transfer or check), including payroll, are
   ------------------------------------------------------------------------------------------------------------
                                      disbursed out of the Kitty Hawk, Inc. controlled disbursement
   ------------------------------------------------------------------------------------------------------------
                                      account.
   ------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------
          4               6        All assessments of uncollectible accounts receivable are done
   ------------------------------------------------------------------------------------------------------------
                                      at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
   ------------------------------------------------------------------------------------------------------------
                                      down to Inc.'s subsidiaries as deemed necessary.
   ------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------
          7                        All insurance policies are carried in the name of Kitty Hawk, Inc. and its
   ------------------------------------------------------------------------------------------------------------
                                      subsidiaries. Therefore, they are listed here accordingly.
   ------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items

ACCRUAL BASIS-1                                        January 2002
8.  OTHER (ATTACH LIST)                          $         322,944,667 Reported
                                                -----------------------
         Intercompany Receivables                          321,287,707
         A/R Other                                             312,185
         A/R Employees                                               -
         A/R Reconciling item                                  (13,074)
         Deferred Taxes                                        776,266
         Deposits - Other                                      165,584
         Deposits - Retainers                                  415,999
                                                -----------------------
                                                           322,944,667 Detail
                                                -----------------------
                                                                     - Difference

14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)                               8,943,809 Reported
                                                -----------------------
         Loan organization costs
         Bond offering costs
         Goodwill - KH Cargo
                                                -----------------------
                                                                     - Detail
                                                -----------------------
                                                             8,943,809 Difference



15. OTHER (ATTACH LIST)                                    138,370,015
                                                -----------------------
         Investment in KH Aircargo                               1,000
         Investment in KH International                     81,974,302
         Investment in Longhorn                              2,266,436
         Investment in KH Cargo                             54,128,277
                                                -----------------------
                                                           138,370,015 Detail
                                                -----------------------
                                                                     - Difference

22. OTHER (ATTACH LIST)                          $             579,453 Reported
                                                -----------------------
         Accrued expenses                                      (27,261)
         Accrued interest                                      148,039
         Accrued health savings                                473,895
         A/P Aging reconciling item                            (24,453)
         A/P clearing                                               65
         Accrued 401(k)                                          9,168
                                                -----------------------
                                                               579,453 Detail
                                                -----------------------
                                                                     - Difference

27. OTHER (ATTACH LIST)                          $          28,849,513 Reported
                                                -----------------------
         Deferred Taxes                                     31,006,505
         Accrued Taxes payable                             (17,685,739)
         Interest payable                                   15,528,747
                                                -----------------------
                                                            28,849,513 Detail
                                                -----------------------
                                                                     - Difference

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items

ACCRUAL BASIS-2

16.   NON-OPERATING INCOME (ATT. LIST)                                      (17,278) Reported
                                                                 -------------------
           Interest Income                                                  (17,278)
                                                                 -------------------
                                                                            (17,278) Detail
                                                                                  -  Difference

ACCRUAL BASIS-3

8.  OTHER (ATTACH LIST)                                                  35,343,604  Reported
                                                                 -------------------
         Transfers from Charters                                            817,087
         Transfers from Cargo                                             6,241,506
         Transfers from Aircargo                                         25,638,244
         Transfers from OKT                                                  73,201
         Cash deposits - non-lockbox                                      2,490,220
         Interest income                                                     16,752
         NSF                                                                 (9,291)
         Misc Deposits                                                       75,885
                                                                 -------------------
                                                                         35,343,604  Detail
                                                                 -------------------
                                                                                  -  Difference
                                                                 -------------------


25. OTHER (ATTACH LIST)                                                   5,758,680  Reported
                                                                 -------------------
         Inc. 401(k)                                                        205,784
         Transfer to restricted Cash - KH Charters                          192,500
         Employee Expenses                                                   61,319
         Bank charges                                                         4,932
         COD Checks                                                            (571)
         Fuel                                                             1,724,584
         Ground Handling                                                  1,648,594
         Shipping                                                            59,685
         Ondemand Charter costs                                              40,063
         135 Airline costs                                                    4,251
         Building maintenance/security                                       74,710
         Contract Labor                                                     145,774
         Trucking                                                           381,636
         Customs/Parking/Landing                                            500,485
         Containers                                                          43,820
         Simulator/Communication/Other Training                             208,165
         Misc                                                                11,987
         Voided checks and corrections                                      (55,576)
         Asset purchase                                                      98,228
         Charts/Manuals                                                      61,044
         Shutdown costs                                                       7,040
         Taxes                                                              224,004
         Deicing                                                             65,616
         Office                                                              33,606
         Subcharter Aircraft                                                 17,000
                                                                 -------------------

                                                                 -------------------
                                                                          5,758,680  Detail
                                                                                  -  Difference